UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND

ANNUAL REPORT TO SHAREHOLDERS

October 31, 2016

This information must be preceded or

accompanied by a current prospectus.

Investors should read the prospectus carefully

before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fees returns of the LSV U.S. Managed Volatility Fund Institutional Class Shares, the benchmark S&P 500 Index and the MSCI USA Minimum Volatility Index for the fiscal year and since inception (June 25, 2014) as of October 31, 2016 were as follows (*denotes annualized period):

	12 Months Ended 10/31/16	Since Inception*
LSV U.S. Managed Volatility Fund, Institutional Class Shares	6.63%	6.50%
Benchmark:
S&P 500 Index	4.51	5.71
Volatility Index:
MSCI USA Minimum Volatility Index	6.90	9.13

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578).

The objective of the LSV U.S. Managed Volatility Fund is to outperform the S&P 500 Index with a target volatility ratio of 0.80. The Fund holds less risky stocks with high expected returns based on LSV’s alpha model. The portfolio decision making process is quantitative and stocks are ranked simultaneously on an array of variables in order to arrive at an overall expected return ranking for each stock in the universe. Next, stocks are ranked on an assortment of factors to estimate a risk score. The risk score is a function of beta, standard deviation and volatility of operating performance (cash flows and earnings).

Equity markets struggled early in the trailing 12-month period ended October 31, 2016 but rebounded to post positive returns as the S&P 500 Index was up 4.51%. Early on, concerns over slow global growth and low oil prices weighed on markets. However, a recovery in oil prices and dovish comments by central banks led to a recovery in equities. The Federal Reserve raised rates for the first time in nearly a decade at their December 2015 meeting but kept rates steady throughout 2016. Equity markets stumbled again after the June Brexit vote but quickly recovered as the political fallout from the Brexit vote was contained.

The LSV U.S. Managed Volatility Fund performed well relative to the S&P 500 Index for the trailing year. During the first half of 2016, defensive sectors such as Utilities, Telecommunications Services and Consumer Staples significantly outperformed amidst the backdrop of increased global uncertainty. The Fund benefitted from overweights to these sectors and underweights to sectors that lagged such as Consumer Discretionary and Energy. Given the Fund’s emphasis on more attractively valued low beta stocks it modestly lagged the MSCI USA Minimum Volatility Index as more expensive low beta stocks outperformed. Towards the end of the period however, investors retreated from low beta companies with limited or no forecasted growth as rates began to increase. As this unfolded, the Fund held up well relative to the Minimum Volatility Index as the Fund is less susceptible to increasing rates.

There was a wide disparity in sector returns over the last year as Utilities, Telecom and Technology posted strong returns. Health Care stocks and Consumer Discretionary stocks lagged. Relative to the S&P 500, the Fund is overweight to Utilities (+7.3%) and Telecommunications (+6.9%) and underweight to Information Technology (-8.2%) and Energy (-5.8%) stocks. Relative to the MSCI USA Minimum Volatility Index the Fund is overweight to Telecom by 6.3% and Financials by 5.5% and underweight to Health Care by 5.6%, Real Estate by 4.3% and Consumer Staples by 4.0%.

Low volatility strategies have performed well in the recent past and continue to trade at premiums relative to the market and their history. However, given LSV’s emphasis on attractive valuations, the LSV U.S. Managed Volatility Fund is trading at a deep discount relative to the benchmark and the Volatility Index while at the same time offering 20% less volatility than the market. As of October 31, 2016, the Fund is trading at 14.1x forward earnings, compared to 17.8x for the S&P 500 Index, 2.0x book compared to 2.8x and 9.1x cash flow compared to 12.6x. The MSCI USA Minimum Volatility Index is trading at 19.1x forward earnings, 3.2x book and 14.5x cash flow.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principle.

Volatility Ratio is a technical indicator use to identify price ranges and breakouts. The volatility ratio uses a true price range to determine a stock’s true trading range and is able to identify situations where the price has moved out of this true range.

Alpha refers to a percentage measuring how the portfolio of fund performed compared to the benchmark index.

Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Standard Deviation measures the return in a fund is deviating from the expected returns based on its historical performance.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding) , with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Comparison of Change in the Value of a $10,000 Investment in the LSV U.S. Managed Volatility Fund, Institutional Class Shares, versus the S&P 500 Index (Unaudited)

	Average Annual Total Return for the period ended October 31, 2016
	One Year Return	Annualized Inception to Date(1)
LSV U.S. Managed Volatility Fund, Institutional Class Shares	6.63%	6.50%
LSV U.S. Managed Volatility Fund, Investor Class Shares	6.38%	6.29%
S&P 500 Index	4.51%	5.71%

*	The graph is only based on the Institutional Class Shares; performance for Investor Class Shares would be different due to differences in fee structures.
(1)	The LSV U.S. Managed Volatility Fund commenced operations on June 25, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect. If they had not been in effect, performance would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 2.

October 31, 2016

Sector Weightings (Unaudited)†:

† Percentages are based on total investments.

Schedule of Investments

LSV U.S. Managed Volatility Fund	Shares	Value (000)

Common Stock (99.2%)
Aerospace & Defense (3.5%)
Boeing	2,300	$328
Northrop Grumman	1,900	435
Raytheon	5,800	792
United Technologies	3,600	368

		1,923

Agricultural Products (1.7%)
Bunge	7,300	452
Fresh Del Monte Produce	8,100	489

		942

Air Freight & Logistics (1.0%)
FedEx	800	139
United Parcel Service, Cl B	3,800	410

		549

Aircraft (0.2%)
Lockheed Martin	368	91

Automotive (1.0%)
Cooper-Standard Holding*	3,300	301
Toyota Motor ADR	1,900	220

		521

Automotive Retail (0.9%)
Murphy USA*	6,700	461

Banks (3.3%)
Bank of Montreal	4,600	293
Bank of Nova Scotia	4,100	220
Canadian Imperial Bank of Commerce	3,500	262
National Bank of Canada	4,700	168
PNC Financial Services Group	2,200	210
Royal Bank of Canada	2,300	144
Toronto-Dominion Bank	7,700	349
Wells Fargo	3,600	166

		1,812

	Shares	Value (000)

Biotechnology (0.4%)
Amgen	1,700	$240

Cable & Satellite (0.6%)
Cogeco Communications	7,300	340

Catalog Retail (0.1%)
HSN	1,900	72

Commercial Services (1.6%)
Convergys	13,700	400
Sykes Enterprises*	8,400	225
Western Union	13,000	261

		886

Computers & Peripherals (0.3%)
Canon ADR	5,700	164

Computers & Services (2.8%)
Apple	5,500	624
Oracle	12,200	469
Symantec	16,000	401

		1,494

Diversified REIT’s (0.5%)
Select Income	10,500	260

Drug Retail (1.7%)
CVS Health	10,800	908

Electrical Services (10.6%)
Ameren	3,000	150
American Electric Power	5,100	331
Avista	3,800	157
Consolidated Edison	3,900	295
Duke Energy	7,600	608
Edison International	8,200	603
Entergy	10,400	766
Exelon	22,400	763
FirstEnergy	6,300	216
Korea Electric Power ADR	19,700	430
Portland General Electric	3,700	161
Public Service Enterprise Group	19,500	821
SCANA	4,300	315
Xcel Energy	3,700	154

		5,770

Engineering (0.1%)
Magna International	1,600	66

Environmental & Facilities Services (3.0%)
Republic Services, Cl A	16,000	842
Waste Management	12,400	814

		1,656

Food, Beverage & Tobacco (4.0%)
Altria Group	9,800	648
Dr Pepper Snapple Group	8,400	737
Sanderson Farms	1,800	162
Tyson Foods, Cl A	9,200	652

		2,199

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2016

LSV U.S. Managed Volatility Fund	Shares	Value (000)

General Merchandise Stores (3.1%)
Canadian Tire, Cl A	4,000	$389
Target	18,700	1,285

		1,674

Health Care Distributors (1.0%)
Cardinal Health	8,100	556

Health Care Facilities (0.5%)
HCA Holdings*	3,600	275

Health Care REIT’s (2.3%)
Medical Properties Trust	20,800	290
National Health Investors	2,900	220
Senior Housing Properties Trust	21,100	449
Welltower	4,500	308

		1,267

Health Care Services (1.3%)
Express Scripts Holding*	3,100	209
Quest Diagnostics	5,900	480

		689

Homefurnishing Retail (0.3%)
Bed Bath & Beyond	3,500	141

Insurance (9.7%)
Aetna	2,700	290
Allied World Assurance Holdings	5,700	245
Allstate	15,000	1,019
American Financial Group	3,800	283
Anthem	2,300	280
Axis Capital Holdings	6,800	388
Berkshire Hathaway, Cl B*	9,100	1,313
Travelers	8,700	941
UnitedHealth Group	2,500	353
WR Berkley	2,800	160

		5,272

IT Consulting & Other Services (3.2%)
Amdocs	13,700	801
International Business Machines	6,000	922

		1,723

Leasing & Renting (0.2%)
Kaman	3,000	131

Machinery (0.6%)
Deere	3,400	300

Mortgage REIT’s (2.5%)
Annaly Capital Management	49,200	510
Blackstone Mortgage Trust, Cl A	5,700	172
Capstead Mortgage	8,500	81
MFA Financial	37,000	270
Starwood Property Trust	15,000	334

		1,367

Multimedia (0.1%)
Viacom, Cl B	2,000	75

	Shares	Value (000)

Office REIT’s (0.8%)
Piedmont Office Realty Trust,
Cl A	20,700	$424

Paper Packaging (0.7%)
Bemis	3,200	156
Sonoco Products	4,900	246

		402

Petroleum & Fuel Products (1.7%)
Exxon Mobil	11,200	933

Pharmaceuticals (8.7%)
GlaxoSmithKline ADR	4,300	172
Johnson & Johnson	11,800	1,369
Merck	23,500	1,380
Pfizer	48,800	1,548
Teva Pharmaceutical Industries ADR	6,000	256

		4,725

Reinsurance (1.5%)
Everest Re Group	1,800	366
RenaissanceRe Holdings	1,100	137
Validus Holdings	6,500	332

		835

Residential REIT’s (0.6%)
Mid-America Apartment Communities	3,400	315

Retail (6.2%)
Cheesecake Factory	6,600	351
Darden Restaurants	8,900	577
Kohl’s	5,000	219
Kroger	12,300	381
Metro, Cl A	3,500	108
North West	7,300	139
Sally Beauty Holdings*	12,300	319
Wal-Mart Stores	18,500	1,295

		3,389

Retail REIT’s (1.6%)
Brixmor Property Group	9,600	244
Retail Properties of America, Cl A	16,000	249
Tanger Factory Outlet Centers	10,200	355

		848

Semi-Conductors/Instruments (3.0%)
Intel	25,100	875
QUALCOMM	10,700	736

		1,611

Steel & Steel Works (0.5%)
Kaiser Aluminum	3,900	283

Telephones & Telecommunications (10.7%)
AT&T	37,800	1,391
BCE	5,700	259
Cisco Systems	26,400	810

The accompanying notes are an integral part of the financial statements.

Schedule of Investments October 31, 2016

LSV U.S. Managed Volatility Fund	Shares/ Face Amount (000)	Value (000)
Telephones & Telecommunications (continued)
Motorola Solutions	7,700	$559
Nippon Telegraph & Telephone ADR	18,100	804
TELUS	23,300	754
Verizon Communications	26,200	1,260

		5,837

Wireless Telecommunication Services (1.1%)
China Mobile ADR	3,800	218
Rogers Communications, Cl B	3,700	149
SK Telecom ADR	10,300	225

		592

Total Common Stock (Cost $53,405)		54,017

Repurchase Agreement (0.6%)
Morgan Stanley 0.150%, dated 10/31/16, to be repurchased on 11/01/16, repurchase price $323 (collateralized by various US Treasury Notes, par values ranging from $2 to $310, coupon ranging from 1.375% to 4.750%, and maturity ranging from 08/15/17 to 11/30/20; with total market value $329)	$323	323

Total Repurchase Agreement (Cost $323)		323

Total Investments — 99.8%
(Cost $53,728)		$54,340

Percentages are based on Net Assets of $54,455 (000).

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

REIT	— Real Estate Investment Trust

The following is a list of the inputs used as of October 31, 2016, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$54,017	$—	$—	$54,017
Repurchase Agreement	—	323	—	323
Total Investments in Securities	$54,017	$323	$—	$54,340

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities.

For the year ended October 31, 2016, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000) October 31, 2016

LSV U.S. Managed Volatility Fund
Assets:
Investments at Value (Cost $53,728)	$54,340
Foreign Currency, at Value (Cost $24)	24
Dividends and Interest Receivable	78
Receivable for Capital Shares Sold	42
Receivable due from Investment Adviser	4
Reclaim Receivable	1
Prepaid Expenses	15
Total Assets	54,504
Liabilities:
Payable for Capital Shares Redeemed	12
Payable due to Investment Adviser	7
Payable to Affiliated Fund	4
Payable due to Administrator	3
Payable due to Trustees	—
Payable due to Distributor	—
Payable due to Chief Compliance Officer	—
Other Accrued Expenses	23
Total Liabilities	49
Net Assets	$54,455

Net Assets Consist of:
Paid-in Capital	$52,856
Undistributed Net Investment Income	732
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	255
Net Unrealized Appreciation on Investments	612
Net Assets	$54,455

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($54,239 ÷ 4,814,837 shares)(1)	$11.26

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($216 ÷ 19,212 shares)(1)	$11.24

(1)	Shares have not been rounded.

Amounts designated as “—” have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000) For the year ended October 31, 2016

LSV U.S. Managed Volatility Fund
Investment Income:
Dividend Income	$1,081
Interest Income	1
Foreign Taxes Withheld	(23)
Total Investment Income	1,059
Expenses:
Investment Advisory Fees	159
Administration Fees	23
Trustees’ Fees	1
Chief Compliance Officer Fees	—
Distribution Fees — Investor Class	—
Transfer Agent Fees	54
Registration and Filing Fees	31
Printing Fees	17
Custodian Fees	15
Professional Fees	5
Insurance and Other Fees	4
Total Expenses	309
Less: Waiver of Investment Advisory Fees	(111)
Less: Reimbursement of Expenses from Investment Adviser	(4)
Less: Fees Paid Indirectly — (see Note 4)	—
Net Expenses	194
Net Investment Income	865
Net Realized Gain on Investments	271
Net Realized Gain on Foreign Currency Transactions	1
Net Change in Unrealized Appreciation (Depreciation) on Investments	148
Net Realized and Unrealized Gain on Investments and Foreign Currency	420
Net Increase in Net Assets Resulting from Operations	$1,285

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) For the year or period ended October 31,

	LSV U.S. Managed Volatility Fund
	2016	2015
Operations:
Net Investment Income	$865	$404
Net Realized Gain on Investments and Foreign Currency Transactions	272	157
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Translation	148	385
Net Increase in Net Assets Resulting from Operations	1,285	946
Dividends and Distributions From:
Net Investment Income:
Institutional Class Shares	(469)	(91)
Investor Class Shares	(3)	(1)
Net Realized Gain:
Institutional Class Shares	(161)	(5)
Investor Class Shares	(1)	—
Total Dividends and Distributions	(634)	(97)
Capital Share Transactions:
Institutional Class Shares:
Issued	26,565	23,350
Reinvestment of Dividends and Distributions	630	97
Net Increase from Institutional Class Shares Transactions	27,195	23,447
Investor Class Shares:
Issued	223	216
Reinvestment of Dividends and Distributions	4	1
Redeemed	(216)	(49)
Net Increase from Investor Class Shares Transactions	11	168
Net Increase in Net Assets Derived from Capital Share Transactions	27,206	23,615
Total Increase in Net Assets	27,857	24,464
Net Assets:
Beginning of Year	26,598	2,134
End of Year (including undistributed net investment income of $732 and $322, respectively)	$54,455	$26,598

Share Transactions:
Institutional Class Shares:
Issued	2,316	2,229
Reinvestment of Dividends and Distributions	60	9
Redeemed	—	—
Total Institutional Class Shares Transactions	2,376	2,238
Investor Class Shares:
Issued	20	21
Reinvestment of Dividends and Distributions	—	—
Redeemed	(21)	(4)
Total Investor Class Shares Transactions	(1)	17
Net Increase in Shares Outstanding	2,375	2,255

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights For a share outstanding throughout each the year or period ended October 31,

	Net Asset Value Beginning of Year or Period	Net Investment Income(1)	Realized and Unrealized Gains on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Year or Period	Total Return†	Net Assets End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate‡

LSV U.S. Managed Volatility Fund
Institutional Class Shares
2016	$10.82	$0.27	$0.43	$0.70	$(0.19)	$(0.07)	$(0.26)	$11.26	6.63%	$54,239	0.55%	0.88%	2.45%	12%
2015	10.49	0.22	0.16	0.38	(0.05)	—	(0.05)	10.82	3.64	26,387	0.55	1.19	2.00	10
2014*	10.00	0.07	0.42	0.49	—	—	—	10.49	4.90	2,098	0.55	6.96	1.95	3
Investor Class Shares
2016	$10.80	$0.24	$0.43	$0.67	$(0.16)	$(0.07)	$(0.23)	$11.24	6.38%	$216	0.80%	1.15%	2.22%	12%
2015	10.48	0.20	0.16	0.36	(0.04)	—	(0.04)	10.80	3.50	211	0.80	1.48	1.79	10
2014*	10.00	0.06	0.42	0.48	—	—	—	10.48	4.80	36	0.80	7.18	1.80	3

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.

(1)	Per share calculations were performed using average shares for the period.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee. Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Portfolio turnover rate is for the period indicated and has not been annualized.

*	Commenced operations on June 25, 2014. All ratios for the period have been annualized.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements October 31, 2016

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the LSV U.S. Managed Volatility Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth. The Fund commenced operations on June 25, 2014, offering Institutional Class Shares and Investor Class Shares. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of

Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At October 31, 2016, there were no securities valued in accordance with Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

Notes to Financial Statements October 31, 2016

whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e. the last open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trust (REIT) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At October 31, 2016, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
Morgan Stanley	$323	$323	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Notes to Financial Statements October 31, 2016

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative daily net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Transfer Agency and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $23,116 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under Rule 12b-1 under the 1940 Act for the Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for the Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the year ended October 31, 2016, the Fund incurred $350 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the year ended October 31, 2016, the Fund earned $7 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.45% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fees waivers and/or expense reimbursements to a maximum of 0.55% and 0.80% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2017.

Notes to Financial Statements October 31, 2016

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2016, were as follows (000):

Purchases	$31,502
Sales	$4,291

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain loss or to paid-in-capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in REITs and foreign currency exchange gains, have been reclassified to (from) the following accounts (000):

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$17	$(17)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the years ended October 31, 2016 and 2015 was as follows (000):

	Ordinary Income	Long- Term Capital Gain	Total
2016	$606	$28	$634
2015	97	—	97

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$818
Undistributed Long-Term Capital Gain	169
Unrealized Appreciation	612

Total Distributable Earnings	$1,599

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has no post-enactment capital loss carryforwards at October 31, 2016.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2016, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation
$53,728	$2,661	$(2,049)	$612

8.	Other:

At October 31, 2016, 82% of total shares outstanding for the Institutional Class Shares were held by three record shareholder owning 10% or greater of the aggregate total shares outstanding. At October 31, 2016, 90% of total shares outstanding for the Investor Class Shares were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These were comprised of mostly individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the

Notes to Financial Statements

October 31, 2016

Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders

of LSV U.S. Managed Volatility Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LSV U.S. Managed Volatility Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period June 25, 2014 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LSV U.S. Managed Volatility Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and the period June 25, 2014 (commencement of operations) to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2016

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include among others costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs in dollars of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

The table below illustrates your Fund’s costs in two ways:

•  Actual fund return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
LSV U.S. Managed Volatility Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,016.20	0.55%	$2.78
Investor Class Shares	1,000.00	1,016.30	0.80	4.06

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.38	0.55%	$2.79
Investor Class Shares	1,000.00	1,021.11	0.80	4.07

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the half year period ended).

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-342-5445. The following chart lists Trustees and Officers as of October 31, 2016.

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[4]
INTERESTED TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
JOSEPH T. GRAUSE JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self- Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years[3]
INDEPENDENT TRUSTEES[2] (continued)
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.	Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds. Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.	None.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.	None.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years	Other Directorships Held in the Past Five Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis and Bockius LLP from 2006 to 2010.	None.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.	None.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Office, The Glenmede Trust Company, N.A. (2011-2012). Associate, DrinkerBiddle & Reath LLP (2006-2011).	None.
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009- 2014)	None.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.	None.

NOTICE TO SHAREHOLDERS

OF

LSV U.S. MANAGED VOLATILITY FUND

(Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
4.46%	95.54%	100%	79.91%	84.13%	0.00%	0.00%	100%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of The Advisors’ Inner Circle Fund-LSV U.S. Managed Volatility Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The	information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV US Managed Volatility Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Fund Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm:

Ernst & Young LLP

The Fund files its complete schedule of Portfolio holdings with the Securities and Exchange Commission “SEC” for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies if any relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge i upon request, by calling 888-Fund-LSV and ii on the Commission’s website at http://www.sec.gov.

LSV-AR-009-0300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.